UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway, Suite 550

San Jose, CA 95110

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 944-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

The New York Stock Exchange (“NYSE”) Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their Annual Reports on Form 10-K or their annual meeting proxy statements. As a result of the previously disclosed delay in the filing of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 with the Securities and Exchange Commission (“SEC”), we have been unable to make certain corporate governance disclosures required to be contained in that filing (or, alternatively, in a proxy statement) under Section 303A of the NYSE Listed Company Manual. Accordingly, we are providing the following corporate governance information required under Section 303A of the NYSE Listed Company Manual.

Director Independence

Our board of directors currently consists of the following seven directors: James J. Lerner, Alex Pinchev, Clifford Press, Raghavendra Rau, Marc E. Rothman, Adalio T. Sanchez and Eric B. Singer.

Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. Our board of directors has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon all of the relevant facts and circumstances, including information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our board of directors has affirmatively determined that six of our seven directors—each of Messrs. Pinchev, Press, Rau, Rothman, Sanchez and Singer — is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. Accordingly, a majority of our directors are independent, as required under applicable NYSE rules. Mr. Lerner, the Board Chairman and our President and Chief Executive Officer, is not independent.

Committees of our Board of Directors

Our board of directors has the authority to appoint committees to perform certain management and administration functions. Our board of directors has an audit committee, a leadership and compensation committee, and a corporate governance and nominating committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the board of directors.

Audit Committee

The Company’s Audit Committee currently consists of Mr. Rothman, Chair of the committee, Mr. Sanchez and Mr. Rau, all of whom are independent directors, including all applicable enhanced independence requirements for audit committee members under NYSE listing standards and SEC rules, and are financially literate, as defined in the applicable NYSE listing standards and SEC rules and regulations. Our Board has determined that Marc E. Rothman is an audit committee financial expert as defined by SEC rules. The Audit Committee appoints the Company’s independent registered public accounting firm and is responsible for approving the services performed by the Company’s independent registered public accounting firm and for reviewing and evaluating the Company’s accounting principles and its systems of internal accounting controls. In addition to meetings at which management of the Company is present, the Audit Committee regularly meets separately with the Company’s independent registered public accounting firm without the presence of management, as well as with the Company’s management and with the Company’s Internal Audit department.

Leadership and Compensation Committee

The Leadership and Compensation Committee of the Board is currently composed of Mr. Sanchez, Chair of the committee, Mr. Pinchev, Mr. Rothman and Mr. Singer, all of whom are independent directors, including all applicable enhanced independence requirements for compensation committee members under NYSE listing standards. The Leadership and Compensation Committee’s primary mission is to ensure the Company provides appropriate leadership and compensation programs to enable the successful execution of its corporate strategy and objectives and to ensure the Company’s programs and practices are market competitive and consistent with corporate governance best practices. The Leadership and Compensation Committee’s primary objectives are to (1) review and approve the Company’s compensation philosophy, strategy and practices, (2) review and approve executive compensation for all executive officers (other than for the CEO) and make recommendations to the Board regarding CEO and non-employee director compensation, (3) review the Company’s strategy and practices relating to the attraction, retention, development, performance and succession of its leadership team, and (4) develop guidelines to be used by the Company’s management for establishing and adjusting the compensation of all non-executive vice presidents.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is currently composed of Mr. Press, Chair of the committee, Mr. Singer and Mr. Rothman, all of whom are independent directors, as defined in the applicable NYSE listing standards. The Corporate Governance and Nominating Committee assists the Board by identifying and recommending prospective director nominees, develops corporate governance principles for Quantum, advises the Board on corporate governance matters, including Board and committee composition, roles and procedures, recommends to the Board a Chair of the Board, oversees the evaluation of the Board, considers questions of possible conflicts of interest of Board members and of senior executives, oversees and reviews the process for succession planning of the Company’s Chief Executive Officer and considers nominees recommended by stockholders.

Non-Management Director Meetings

We regularly schedule executive sessions in which non-employee directors meet without the presence or participation of management. The lead independent director serves as the presiding director of such executive sessions. If there is no lead independent director, the non-management directors elect a non-management director to preside at such executive sessions.

Communication with our Board of Directors

Stockholders, employees and other interested parties may contact the Board, the Chairman of the Board, the independent directors as a group or any of our directors by writing to them c/o Quantum Corporation, attention: Company Secretary, 224 Airport Parkway, Suite 550, San Jose, CA 95110, or by email to BoardofDirectors@Quantum.com. Communications that are intended specifically for the Chairman or the independent directors should be sent to the email address or street address noted above, to the attention of the Chairman or the independent directors, as applicable. If any such interested party wishes to contact the Board, a member of the Audit Committee, the Chairman of the Board, our independent directors as a group or any of our directors to report a concern about Quantum’s conduct or about questionable accounting, internal accounting controls or auditing matters, such party may do so anonymously by using the address above and designating the communication as “confidential.” Alternatively, concerns may be reported anonymously by phone or via the Internet to the following toll-free phone number or Internet address 1-866-ETHICSP (1-866-384-4277); www.ethicspoint.com. These resources are operated by Ethicspoint, an external third-party vendor that has trained professionals to take calls in confidence, and to report concerns to the appropriate persons for proper handling. Communications raising safety, security or privacy concerns, or that otherwise relate to improper activities will be addressed in an appropriate manner.

Availability of Corporate Governance Information

Each of our standing committees is governed by a written charter, copies of which are posted on our website. Our Corporate Governance Principles and The High Road—Quantum’s Code of Business Conduct and Ethics are also available on our website. The Internet address for our website is http://www.quantum.com, where the charters may be found by clicking “About Us” from the home page, selecting “Investor Relations” and then “Governance Documents.” A free printed copy of the charters also is available to any stockholder who requests it from Quantum’s Corporate Secretary at 224 Airport Parkway, Suite 550, San Jose, CA 95110.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2018	QUANTUM CORPORATION (Registrant)

	By:	/s/ Shawn D. Hall
	Name:	Shawn D. Hall
	Title:	Senior Vice President, General Counsel and Secretary